UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 29, 2004

ORIGEN RESIDENTIAL SECURITIES, INC. (as depositor under a Trust Agreement, dated as of September 1, 2004, providing for, inter alia, the issuance of Origen Manufactured Housing Contract Trust Collateralized Notes, Series 2004-B)

Origen Residential Securities, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	333-117573	20-1370314

State of Incorporation	(Commission File Number)	(I.R.S. Employer
Identification No.)

27777 South Franklin Road, Suite 1700, Southfield, Michigan	48034

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 644-5595

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX
The Underwriting Agreement, dated as of September 27, 2004
The Indenture, dated as of September 1, 2004
The Trust Agreement, dated as of September 1, 2004
The Asset Purchase Agreement, dated as of September 1, 2004
The Servicing Agreement, dated as of September 1, 2004

Item 8.01. Other Events

     The Registrant registered issuances of Origen Manufactured Housing Contract Trust Collateralized Notes, Series 2004-B on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-117573) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $173,000,000 aggregate principal amount of Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2 and Class B-1 Notes (the “Publicly Offered Notes”) and the Class B-2 Notes (the “Non-Offered Notes”, together with the Publicly Offered Notes, the “Notes”) on September 29, 2004. This Current Report on Form 8-K is being filed to satisfy an undertaking contained in the definitive Prospectus dated September 27, 2004, as supplemented by the Prospectus Supplement dated September 27, 2004, to file copies of the Indenture, the Servicing Agreement and other operative documents executed in connection with the issuance of the Notes, certain forms of which were filed as exhibits to the Registration Statement.

     On September 29, 2004, Origen Manufactured Housing Contract Trust 2004-B entered into an Indenture, dated as of September 1, 2004 (the “Indenture”), among Origen Manufactured Housing Contract Trust 2004-B, as issuer, and JPMorgan Chase Bank, as indenture trustee, pursuant to which the Notes were issued.

     Origen Manufactured Housing Contract Trust 2004-B was formed and the Ownership Certificate issued pursuant to a Trust Agreement, dated as of September 1, 2004 (the “Trust Agreement”), between Origen Residential Securities, Inc., as depositor, Wilmington Trust Company, as owner trustee, and JPMorgan Chase Bank, as certificate registrar and certificate paying agent.

     The Notes are secured by assets of a trust estate (the “Trust Estate”) pledged by Origen Manufactured Housing Contract Trust 2004-B that consists primarily of certain manufactured housing installment sales contracts and installment loan agreements (collectively, the “Contracts”).

     The Contracts were sold by Origen Securitization Company, LLC, as seller, to the Registrant, as purchaser, pursuant to the terms of an Asset Purchase Agreement (the “Asset Purchase Agreement”), dated as of September 1, 2004, between Origen Securitization Company, LLC, the Registrant and Origen Financial L.L.C., as originator.

     The Contracts are serviced pursuant to the terms of a servicing agreement (the “Servicing Agreement”), dated as of September 1, 2004, among Origen Financial L.L.C., as servicer, Origen Servicing, Inc., as subservicer, Vanderbilt Mortgage and Finance, Inc., as backup servicer, JPMorgan Chase Bank, as indenture trustee, and Origen Manufactured Housing Contract Trust 2004-B, as issuer.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not applicable

(b)	Not applicable

Exhibit No.	Description
1.1	The Underwriting Agreement, dated as of September 27, 2004 (the “Underwriting Agreement”), among Origen Residential Securities, Inc., Origen Securitization Company, LLC, Origen Financial L.L.C. and Citigroup Global Markets Inc.

4.1	The Indenture, dated as of September 1, 2004 (the “Indenture”), among Origen Manufactured Housing Contract Trust 2004-B, as issuer, and JPMorgan Chase Bank, as indenture trustee.

4.2	The Trust Agreement, dated as of September 1, 2004 (the “Trust Agreement”), among Origen Residential Securities, Inc., as depositor, Wilmington Trust Company, as owner trustee, and JPMorgan Chase Bank, as certificate registrar and certificate paying agent.

99.1	The Asset Purchase Agreement, dated as of September 1, 2004 (the “Asset Purchase Agreement”), among Origen Securitization Company, LLC, as seller, Origen Financial L.L.C., as originator, and Origen Residential Securities, Inc., as purchaser.

99.2	The Servicing Agreement, dated as of September 1, 2004 (the “Servicing Agreement”), among Origen Financial L.L.C., as servicer, Origen Servicing, Inc., as subservicer, Vanderbilt Mortgage and Finance, Inc., as backup servicer, JPMorgan Chase Bank, as indenture trustee, and Origen Manufactured Housing Contract Trust 2004-B, as issuer.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ORIGEN RESIDENTIAL SECURITIES, INC. (Registrant)
By:	/s/ W. Anderson Geater
Name:	W. Anderson Geater
Title:	Director, Secretary and Treasurer

Dated: October 12, 2004

EXHIBIT INDEX

	Item 601(a) of
Exhibit	Regulation S-K		Paper (P) or
Number	Exhibit No.	Description	Electronic (E)
1	1.1	The Underwriting Agreement, dated as of September 27, 2004 (the “Underwriting Agreement”), among Origen Residential Securities, Inc., Origen Securitization Company, LLC, Origen Financial L.L.C. and Citigroup Global Markets Inc.	E

2	4.1	The Indenture, dated as of September 1, 2004 (the “Indenture”), among Origen Manufactured Housing Contract Trust 2004-B, as issuer, and JPMorgan Chase Bank, as indenture trustee.	E

3	4.2	The Trust Agreement, dated as of September 1, 2004 (the “Trust Agreement”), among Origen Residential Securities, Inc., as depositor, Wilmington Trust Company, as owner trustee, and JPMorgan Chase Bank, as certificate registrar and certificate paying agent.	E

4	99.1	The Asset Purchase Agreement, dated as of September 1, 2004 (the “Asset Purchase Agreement”), among Origen Securitization Company, LLC, as seller, Origen Financial L.L.C., as originator, and Origen Residential Securities, Inc., as purchaser.	E

5	99.2	The Servicing Agreement, dated as of September 1, 2004 (the “Servicing Agreement”), among Origen Financial L.L.C., as servicer, Origen Servicing, Inc., as subservicer, Vanderbilt Mortgage and Finance, Inc., as backup servicer, JPMorgan Chase Bank, as indenture trustee, and Origen Manufactured Housing Contract Trust 2004-B, as issuer.	E